LOGO: ZURICH LIFE
annual report 2002 Zurich Zurich ARCHWAY SM Zurich Preferred Preferred Plus VARIABLE ANNUITY VARIABLE ANNUITY VARIABLE ANNUITY

Including annual reports for:
  The Alger American Fund
  American Century Variable Portfolios, Inc.
  Credit Suisse Trust
  The Dreyfus Socially Responsible Growth Fund, Inc.
  Fidelity Variable Insurance Products Fund
  J.P. Morgan Series Trust II
  Janus Aspen Series
  Scudder Variable Series I
  Scudder Variable Series II

Zurich Archway SM, Zurich Preferred®, and Zurich Preferred Plus® are variable annuity contracts issued be Kemper Investors Life Insurance Company, a Zurich Life company, Schaumburg, IL. Securities distributed by Investors Brokerage Services, Inc.

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LOGO: ZURICH LIFE Postage Paid Stamp

1600 McConnor Parkway

Schaumburg, IL 60196-6801

VACombo-AR (02/03)